Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of Buffalo Investor I, L.P., Buffalo Investor I GP LLC, Buffalo Holding I LLC, Alinda Infrastructure Fund II, L.P., Alinda GP II, L.P., Alinda GP of GP II LLC, Buffalo Investor II, L.P., Buffalo Investor II GP, LLC, Buffalo Holding II LLC, Alinda Parallel Fund GP II, L.P., Alinda Parallel Fund GP II, Ltd. and Christopher W. Beale on behalf of each of them of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of SemGroup Corporation, a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 25th day of July 2017.

BUFFALO INVESTOR II, L.P.
By: BUFFALO INVESTOR II GP, LLC, its general partner

By:	/s/ John S. Laxmi
Name:	John S. Laxmi
Title:	Secretary

BUFFALO INVESTOR II GP, LLC
By: BUFFALO HOLDING II LLC, its managing member

By:	/s/ John S. Laxmi
Name:	John S. Laxmi
Title:	Secretary

BUFFALO HOLDING II LLC

By:	/s/ John S. Laxmi
Name:	John S. Laxmi
Title:	Secretary

ALINDA PARALLEL FUND GP II, L.P.
By: ALINDA PARALLEL FUND GP II, LTD., its general partner

By:	/s/ John S. Laxmi
Name:	John S. Laxmi
Title:	Director

[SemGroup Corporation – Joint Filing Agreement]

BUFFALO INVESTOR I, L.P.
By: BUFFALO INVESTOR I GP, LLC, its general partner

By:	/s/ John S. Laxmi
Name:	John S. Laxmi
Title:	Secretary

BUFFALO INVESTOR I GP, LLC
By: BUFFALO HOLDING I LLC, its managing member

By:	/s/ John S. Laxmi
Name:	John S. Laxmi
Title:	Secretary

BUFFALO HOLDING I LLC
By: ALINDA INFRASTRUCTURE FUND II, L.P., its managing member

By:	/s/ John S. Laxmi
Name:	John S. Laxmi
Title:	Secretary

ALINDA INFRASTRUCTURE FUND II, L.P.
By: ALINDA GP II, L.P., its general partner

By:	/s/ John S. Laxmi
Name:	John S. Laxmi
Title:	Secretary

ALINDA GP II, L.P.
By: ALINDA GP OF GP II LLC, its general partner

By:	/s/ John S. Laxmi
Name:	John S. Laxmi
Title:	Secretary

ALINDA GP OF GP II LLC

By:	/s/ Christopher W. Beale
Name:	Christopher W. Beale
Title:	Managing Member

[SemGroup Corporation – Joint Filing Agreement]

ALINDA PARALLEL FUND GP II, LTD.

By:	/s/ Christopher W. Beale
Name:	Christopher W. Beale
Title:	Director

/s/ Christopher W. Beale
Christopher W. Beale

[SemGroup Corporation – Joint Filing Agreement]